UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 1, 2005


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                            0-28538                13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS Employer
 of incorporation)                   File Number)           Identification No.)


 1999 Broadway, Ste. 4300, Denver, Colorado                              80202
 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code                (303) 296-5600
                                                  ------------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

Item 7.01         Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on August 1, 2005, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.


Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits.

         Item No.  Exhibit Index
         -----------------------------------------------------------------------

         99.1      Press Release dated August 1, 2005, issued by the registrant.

                                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                   (Registrant)

                                   /s/ Matthew O'Leary
                                   Matthew O'Leary
                                   Corporate Attorney and Assistant Secretary



Date: August 1, 2005





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                                INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -------------------------------------------------------------
    99.1           Press Release dated August 1, 2005, issued by the registrant.

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           Vice President - Finance and
Denver, Colorado 80202                                Corporate Controller
                                                    (303) 296-5600


              TIMET REPORTS NET INCOME FOR THE SECOND QUARTER 2005

     DENVER, COLORADO . . . August 1, 2005 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) reported operating income of $36.9 million and net income attributable to common stockholders of $33.6 million, or $1.63 per diluted share, for the quarter ended June 30, 2005, compared to operating income of $8.5 million and net income attributable to common stockholders of $3.4 million, or $0.21 per diluted share, for the quarter ended June 30, 2004. The 2004 amounts have been restated for the effects of the Company's previously reported change in its method for inventory costing.

     The Company's net sales increased 48% to $183.7 million during the second quarter of 2005 compared to net sales of $124.1 million during the year-ago period, due to increases in both average selling prices and sales volumes. Mill product average selling prices increased 27% and melted product average selling prices increased 30% during the second quarter of 2005, compared to the year-ago period. Mill product sales volume increased 15% while melted product sales volume increased 1% during the second quarter of 2005, compared to the year-ago period. Other non-mill product sales increased 73% compared to the year ago period due principally to higher selling prices for titanium scrap and improved demand for the Company's fabrication products. Such sales accounted for $6.7 million of additional operating income during the second quarter of 2005, as compared to the year ago period.

     Operating income during the second quarter of 2005 was adversely impacted by higher costs for raw materials and $2.5 million of additional costs related to the accrual of certain performance-based employee incentive compensation payments, as compared to the year ago period.

     During the third quarter of 2004, the Company modified its method of calculating its backlog to include purchase orders under consignment relationships. The Company believes inclusion of these orders provides a more accurate reflection of the Company's overall backlog. Using the modified methodology for all periods, the Company's backlog at the end of June 2005 was $580 million, a $90 million (18%) increase over the $490 million backlog at the end of March 2005 and a $260 million (81%) increase over the $320 million backlog at the end of June 2004.

     The Company's results in the second quarter of 2005 also include a $13.9 million pre-tax non-operating gain ($9.6 million, net of income taxes) related to the previously reported sale of certain property. In addition, the Company's results in the first six months of 2005 includes an aggregate $35.6 million ($5.7 million in the second quarter) income tax benefit related to the reversal of the Company's deferred income tax asset valuation allowance in the U.S. and the U.K.

     The Company's aggregate unused borrowing availability under its U.S. and European credit agreements approximated $110 million at June 30, 2005.

     J. Landis Martin, Chairman and CEO, said, "We are pleased to report another solid quarter for TIMET. We continue to benefit from higher average selling prices for both melted and mill products, driven by increased customer demand for titanium across all markets. We also continue to believe that we are in the early stages of this business cycle and expect the current upward trend to continue through 2006 and beyond."

     This release contains forward-looking statements. These statements are based on management's beliefs and assumptions based on currently available information and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those projected in the forward-looking statements is contained in TIMET's filings with the Securities and Exchange Commission.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.
-------------

                                    o o o o o

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


                           TITANIUM METALS CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            (In millions, except per share and product shipment data)
                                   (Unaudited)

                                                                        Three months ended               Six months ended
                                                                             June 30,                        June 30,
                                                                    ----------------------------    ----------------------------
                                                                       2005            2004            2005            2004
                                                                    ------------    ------------    ------------    ------------
                                                                                     (restated)                      (restated)



Net sales                                                           $       183.7   $      124.1    $       339.0   $       244.6
Cost of sales                                                               135.8          107.1            262.2           214.8
                                                                    ------------    ------------    ------------    ------------

      Gross margin                                                           47.9           17.0             76.8            29.8

Selling, general, administrative and development expense                     13.0           11.2             25.3            20.7
Other income (expense), net                                                   2.0            2.7              4.8             2.6
                                                                    ------------    ------------    ------------    ------------

     Operating income                                                        36.9            8.5             56.3            11.7

Interest expense                                                              0.9            4.1              1.6             8.4
Other non-operating income (expense), net                                    15.4            0.2             16.2             0.9
                                                                    ------------    ------------    ------------    ------------

     Pretax income                                                           51.4            4.6             70.9             4.2

Income tax expense (benefit)                                                 13.3            0.8            (9.5)             1.3
Minority interest, net of tax                                                 1.2            0.4              2.1             0.7
                                                                    ------------    ------------    ------------    ------------

     Net income                                                              36.9            3.4             78.3             2.2

Dividends on Series A Convertible Preferred Stock                             3.3            -                6.6              -
                                                                    ------------    ------------    ------------    ------------

      Net income attributable to common
        stockholders                                                $        33.6   $        3.4    $        71.7   $        2.2
                                                                    ============    ============    ============    ============

Earnings per share attributable to common stockholders:
    Basic                                                           $       2.10    $       0.21    $       4.49    $      0.14
    Diluted                                                         $       1.63    $       0.21    $       3.47    $      0.14

Weighted average shares outstanding:
  Basic                                                                     16.0            15.9            16.0            15.9
  Diluted                                                                   22.7            15.9            22.6            15.9

Melted product shipments:
  Volume (metric tons)                                                     1,355          1,335            2,770           2,755
  Average selling price ($ per kilogram)                            $      17.55    $     13.55      $     16.55     $     12.85

Mill product shipments:
  Volume (metric tons)                                                     3,340          2,900            6,440           5,830
  Average selling price ($ per kilogram)                            $      39.45    $     30.95      $     38.15     $     31.00




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


                           TITANIUM METALS CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (In millions)


                                                                                   June 30,            December 31,
                                                                                     2005                  2004
                                                                              -------------------    -----------------
ASSETS                                                                           (unaudited)            (restated)

Current assets:
  Cash and cash equivalents                                                   $            5.1       $            7.9
  Receivables, less allowance of $1.5 and $1.7, respectively                             130.0                   96.8
  Inventories                                                                            305.3                  258.3
  Prepaid expenses and other                                                               5.2                    7.4
                                                                              -------------------    -----------------

     Total current assets                                                                445.6                  370.4

Marketable securities                                                                     49.3                   47.2
Investment in joint ventures                                                              24.1                   22.6
Investment in common securities of TIMET Capital Trust I                                   6.3                    6.3
Property and equipment, net                                                              242.0                  228.2
Deferred income taxes                                                                     22.4                    1.1
Other                                                                                     15.6                   16.5
                                                                              -------------------    -----------------

     Total assets                                                             $          805.3       $          692.3
                                                                              ===================    =================

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS' EQUITY

Current liabilities:
  Notes payable                                                               $           66.7       $           43.2
  Accounts payable                                                                        60.9                   44.2
  Accrued liabilities                                                                     50.1                   65.1
  Customer advance payments                                                               30.0                    6.9
  Other                                                                                    7.7                    2.8
                                                                              -------------------    -----------------

     Total current liabilities                                                           215.4                  162.2

Accrued OPEB and pension cost                                                             88.1                   92.0
Debt payable to TIMET Capital Trust I                                                     12.0                   12.0
Other                                                                                      6.9                    7.1
                                                                              -------------------    -----------------

     Total liabilities                                                                   322.4                  273.3

Minority interest                                                                         11.0                   12.6
Stockholders' equity                                                                     471.9                  406.4
                                                                              -------------------    -----------------

     Total liabilities, minority interest and stockholders' equity            $          805.3       $          692.3
                                                                              ===================    =================